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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): FEBRUARY 14, 2000

                         ------------------------------

                             JDN REALTY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


  MARYLAND                       1-12844                        58-1468053
(State or Other               (Commission File               (I.R.S. Employer
Jurisdiction of                  Number)                      Identification
Incorporation)                                                    Number)


             359 EAST PACES FERRY ROAD
             SUITE 400
             ATLANTA, GEORGIA                                         30305
          (Address of Principal Executive Offices)                 (Zip Code)

                                 (404) 262-3252
              (Registrant's Telephone Number, including Area Code)

                                 NOT APPLICABLE
                                  (Former Name)




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ITEM 5.  OTHER EVENTS.

                  JDN Realty Corporation (the "Company") is filing this Current Report on Form 8-K in order to file with the Securities and Exchange Commission a press release issued by the Company on February 14, 2000. A copy of the related press release is included as an exhibit to this filing.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                (C)     EXHIBITS.



  Exhibit No.                             Description
  -----------                             -----------
         99.1           Press Release:  J. DONALD  NICHOLS  RESIGNS AS CHIEF
                        EXECUTIVE OFFICER, TO REMAIN AS CHAIRMAN OF THE BOARD;
                        INTERIM OFFICE OF CEO CREATED

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       JDN REALTY CORPORATION



                                       By: /s/ Elizabeth L. Nichols as President
                                           -------------------------------------
                                           Elizabeth L. Nichols
                                           President


Date:    February 13, 2000

                                INDEX TO EXHIBITS


  Exhibit No.                            Description
  -----------                            -----------
         99.1            Press Release:  J. DONALD NICHOLS RESIGNS AS CHIEF
                         EXECUTIVE OFFICER, TO REMAIN AS CHAIRMAN OF THE
                         BOARD; INTERIM OFFICE OF CEO CREATED